SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Investments

Investments — Effective January 1, 2018, the company adopted ASU 2016-01, Financial Instruments. The standard did not have a significant impact on the Cooperative’s financial statements. The Cooperative’s investment securities are held to maturity and recorded at amortized cost. The Cooperative’s investment in ProGold is recorded at historical cost plus its pro-rata share of ProGold’s net income and additional paid-in capital less distributions received from ProGold. Gains and losses are determined using the specific identification method.

Cash and Cash Equivalents

Cash and Cash Equivalents — The Cooperative considers all demand accounts to be cash equivalents and overnight sweep accounts. Cash equivalents do not include money market accounts maintained by the Cooperative’s investment managers. Cash equivalents do not include any investment with a stated maturity date, regardless of the term to maturity.

Income Taxes

Income Taxes – Since September 1, 2009, Golden Growers Cooperative has been taxed as a limited liability company under Subchapter K of the Internal Revenue Code. As such, the Cooperative is generally not subject to income taxes. Instead, net income is reported by its members who will be responsible for any income taxes which may be due. Prior to September 1, 2009, Golden Growers Cooperative was an exempt cooperative for federal income tax purposes. As such, the cooperative was generally not subject to income taxes. Instead, net proceeds were allocated to the Cooperative's patrons who were responsible for any income taxes which may have been due. The Cooperative’s net financial basis in its assets and liabilities exceeded its tax basis by approximately $7.3 million and $7.3 million as of December 31, 2020 and 2019, respectively.

Property and Equipment

Property and Equipment — Property and equipment are stated at cost. Depreciation on assets placed in service is provided using the straight-line method over estimated useful lives ranging from 5 to 10 years.

Accounting Estimates

Accounting Estimates — The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Leases

Leases – Effective January 1, 2019, the Cooperative adopted ASU 2016-02 Leases the standard to increase transparency and comparability among organizations by requiring the recognition of right-of-use (“ROU”) assets and lease liabilities on the balance sheet. The standard did not have a significant impact on the Cooperative’s financial statements.

Revenue Recognition

Revenue Recognition — Effective January 1, 2018, the Cooperative adopted ASU 2014-09, Revenues from Contracts with Customers. The core principle of the revenue guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The Cooperative determined that the timing, pattern and amount of revenue recognized under the new standard is substantially the same as previously recognized by the Cooperative.

The Cooperative’s members are contractually obligated to annually deliver corn to the Cooperative by either Method A or Method B or a combination of both. Under Method A, a member is required to physically deliver corn to the cooperative and under Method B a member appoints the cooperative as its agent to arrange for the acquisition and delivery of corn on the member’s behalf. The Cooperative contractually appoints Cargill as its agent to arrange for the delivery of the corn by its members who elect to deliver corn using Method A and to acquire corn on its behalf for its members who elect to deliver corn using Method B. In exchange for these services, commencing on January 1, 2018 the Cooperative paid Cargill an annual fee of $60,000, paid in quarterly installments. The price per bushel paid to the member who elects to deliver corn using Method B is equal to the price per bushel paid by Cargill to acquire the corn as the Cooperative’s agent. Members who deliver corn under Method A are paid the market price or contracted price for their corn at the time of delivery. The Cooperative pays members who deliver corn under Method A an incentive payment of $.05 per bushel while members who elect Method B to deliver corn pay the Cooperative a $.02 per bushel agency fee for the cost of having the Cooperative deliver corn on their behalf. The board has the discretion to change the incentive fee and the agency fee based on the Cooperative’s corn delivery needs. The incentive fee and agency fee are a component of Corn Expense.

With respect to all Method A corn that is delivered, Cargill reports the purchase price as the product of Method A bushels delivered during a month and the average purchase price for the month. If at the conclusion of the year, a Method A member fails to fully satisfy the corn delivery requirement, Cargill will purchase replacement corn. The member with a Method A shortfall will be responsible for a purchased corn fee payable to Cargill and an agency fee determined by the Board of Directors for all bushels needed to complete their annual Method A delivery.

The Cooperative shall notify Cargill of the number of Method B bushels to be purchased during the quarter. Cargill will certify to the Cooperative that it has purchased the necessary Method B bushels. Method B corn revenue will be determined to be equal to the price paid. The Cooperative has determined Corn Expense for Method B deliveries based on the average quarterly cost per bushel paid by Cargill to the Cooperative’s members for Method A quarterly deliveries.

Concentrations

Concentrations - Several times during the year, the Cooperative maintained a cash balance in excess of the Federal Deposit Insurance Corporation (“FDIC”) limits. At December 31, 2020, the Cooperative’s cash balance exceeded the FDIC insurance limits by approximately $3.3 million.

Fair Value Measurements

Fair Value Measurements - The Cooperative has determined the fair value of certain assets and liabilities in accordance with the provisions of Accounting Standards Codification (“ASC”) 820-10, which provides a framework for measuring fair value under generally accepted accounting principles.

ASC 820-10 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820-10 requires that valuation techniques maximize the use of observable inputs and minimize the use of unobservable inputs. ASC 820-10 also establishes a fair value hierarchy, which prioritizes the valuation inputs into three broad levels.

Level 1 inputs consist of quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the related asset or liability. Level 3 inputs are unobservable inputs related to the asset or liability.